UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

WESTMOUNTAIN GOLD, INC.
_______________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
_______________________________________________________________________________________
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E. Lake St., Ste. 401 Sandpoint, ID 83864
(Address of Principal Executive Offices)

(208)265-1717

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

WestMountain Gold, Inc (the Company”) has appointed James W. Creamer III to the position of Chief Financial Officer, Secretary, and Treasurer effective September 8, 2014.  An employment agreement with Mr. Creamer was subsequently executed and formally accepted by the Company on September 15, 2014.

James W. Creamer III has served as Chief Financial Officer for several publicly traded companies since 2005 following a fifteen year Investment Banking career.  Since 2011, Mr. Creamer has been the Principle of Corporate Solution Advisors, LLC which offers contract CFO services to small, growth oriented companies.  From 2010 to 2011, Mr. Creamer served as Chief Financial Officer of NexCore Healthcare Capital Corp., following its acquisition of CapTerra Financial Group, Inc.  In 2005, Mr. Creamer was hired by CapTerra Financial Group, Inc. as its Chief Financial Officer and served in that capacity until 2009 when he was named CapTerra’s President and Chief Executive Officer and served in that position until CapTerra’s acquisition by NexCore in 2010.

Between 1990 and 2005, Mr. Creamer held positions as Vice President of Commercial Banking at Vectra Bank Colorado, Vice President of Investment Banking at J.P. Turner & Company, Director of Equity Research at Global Capital Securities and Vice President of Institutional Fixed Income Sales at Hanifen Imhoff, Inc.

Mr. Creamer received a Bachelor of Science degree in Finance from Arizona State University and holds the Chartered Financial Analyst (CFA) designation.

The company agreed to pay Mr. Creamer an annual base salary of $96,000 and is eligible for annual bonuses and incentive plans determined by the Company’s Compensation Committee.  Mr. Creamer was also granted 1,000,000 options to purchase the Company’s common stock for $0.50 per share for a period of seven years.  250,000 of the options vested immediately and 250,000 options shall vest on each of the first, second and third anniversaries of employment.

The Creamer employment agreement is filed as Exhibit 10.32 hereto, and the description above is qualified in its entirety by the terms of the Creamer employment agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

10.32

Employment Agreement dated September 8, 2014, executed September 15, 2014 between WestMountain Gold, Inc. and James W. Creamer III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

By: /s/ Gregory Schifrin
Date: September 19, 2014	Name: Gregory Schifrin
Title: Chief Executive Officer